INDEX TO EXHIBITS


Exhibit No.                Description

99.1                       Subscription Agreement.


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DIGITAL DATA NETWORKS, INC.                             Subscription Agreement



                                                        Exhibit 99.1

                           DIGITAL DATA NETWORKS, INC.

                             SUBSCRIPTION AGREEMENT

                           U.S. SUBSCRIPTION AGREEMENT

         The Securities being offered and subscribed for hereby are speculative and risky. See "Risk Factors" attached as Addendum A. Subscribers must be prepared to bear the economic risk of their investment for an indefinite time period and must be able to withstand a total loss of their investment. The Securities have not been registered under the Securities Act of 1933, as amended ("Securities Act") or any state or foreign securities laws. Neither the Securities and Exchange Commission ("SEC") nor any state or foreign regulatory authority has reviewed or endorsed the merits of this Offering. Any representation to the contrary is a criminal offense. The Securities are offered under exemptions provided by the Securities Act and certain state securities laws. The Securities are subject to restrictions on transferability and resale, and may be transferred or resold only if effectively registered with the SEC under the Securities Act and with any state whose securities laws apply, or under an exemption from registration that is available under those laws. If a holder wishes to transfer or sell Securities under an exemption from registration, the holder must provide to the Company an attorney's opinion acceptable to the Company that states the reasons why an exemption from registration is available.

         No person is authorized to give any information or to make any representation not contained in the accompanying materials, and, if any such information or representation is given or made, such information or representation must not be relied upon as having been authorized by the Company. The delivery of these materials at any time does not imply that the information contained herein is correct as of any subsequent time. These materials do not purport to be all-inclusive or to contain all the information that a potential subscriber may desire in considering the Offering.

         All potential subscribers will have an opportunity to meet with representatives of the Company to verify any of the information included in the accompanying materials and to obtain additional information regarding the Offering and the Company. Copies of all documents, contracts, financial statements and other Company records will be made available for inspection at any such meeting or during normal business hours upon request to the Company. Subscribers must acknowledge below that they have read the accompanying materials carefully and thoroughly, they were given the opportunity to obtain additional information, and they did so to their satisfaction. In making an investment decision, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

         The following documents accompany this Subscription Agreement and are incorporated herein by reference:

                  Addendum A                         Risk Factors
                  Addendum B                         Summary of Placement



         The Company is a reporting company under the Securities Act of 1934. The Company's common stock is currently listed for trading in the over-the-counter market and is quoted on the National Association of Securities Dealers, Inc. Over the Counter Bulletin Board ("OTCBB") under the symbol "DIDA". Prospective investors may review the Company's 1934 Act filings at the Securities and Exchange Commission's Web site at www.sec.gov. Investors are urged to review the Company's SEC filings prior to investing in this offering. Should prospective investors request, copies of the Company's SEC filings may be requested by writing to Digital Data Networks, Inc., Attention Mr. Rick Boeglin, Vice President of Finance and Operations, at 3102 Maple Avenue, Suite 230, Dallas, Texas 75201, or faxing the same request to Digital Data Networks, Inc., Attention Mr. Rick Boeglin, Vice President of Finance and Operations, at fax number 214-969-7238.























           The Date of these Subscription Documents is July 10, 2002.



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Arizona Residents: THESE SECURITIES HAVE BEEN EXEMPTED FROM REGISTRATION
PURSUANT TO A.R.S. ss.44-1846, BUT THE FACT OF THE GRANTING OF SUCH EXEMPTION IS NOT TO BE DEEMED TO BE A FINDING BY THE ARIZONA CORPORATION COMMISSION THAT THESE OFFERING MATERIALS ARE TRUE OR ACCURATE, NOR DOES SUCH GRANT OR EXEMPTION MEAN THAT THE COMMISSION HAS PASSED UPON THE MERITS OR OTHERWISE APPROVED THE SECURITIES DESCRIBED HEREIN.

Alabama Residents: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THESE PRIVATE PLACEMENT MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

California Residents: THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

Florida Residents: THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES AND INVESTOR PROTECTION. THE FIRM IS REGISTERED AS AN ISSUER/DEALER TO SELL ITS OWN SECURITIES.

Georgia Residents: THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973" AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

Illinois Residents: THESE SECURITIES ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4G OF THE ILLINOIS SECURITIES LAW OF 1953, AS AMENDED, AND CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THE ILLINOIS SECURITIES LAW OR PURSUANT TO AN EFFECTIVE REGISTRATION THEREUNDER OR OTHERWISE IN COMPLIANCE WITH SUCH LAW.

Kentucky Residents: The Securities offered by this Memorandum have not been registered under the Kentucky Securities Act, are offered in reliance upon an exemption from registration thereunder and may not be resold, pledged, hypothecated or otherwise transferred unless so registered or an exemption from registration is available.

New York Residents: THESE PRIVATE PLACEMENT MATERIALS HAVE NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO THEIR ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE PRIVATE PLACEMENT MATERIALS DO NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING.

THESE MATERIALS CONTAIN FAIR SUMMARIES OF THE MATERIAL TERMS OF DOCUMENTS SUMMARIZED HEREIN.

North Carolina Residents: IN MAKING INVESTMENT DECISIONS, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THESE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFOR. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Ohio Residents: The Securities offered by this Memorandum are issued in reliance upon the exemptionS from registration set forth in SectionS 1707.03(k)(2), (O) AND (Q) of the Ohio Revised Code, and they cannot be resold, pledged, hypothecated or otherwise transferred except in a transaction that is exempt under the Ohio Revised Code or pursuant to an Effective registration thereunder or otherwise in compliance with such Code.

Oklahoma Residents: THE SECURITIES OFFERED PURSUANT TO THESE OFFERING MATERIALS HAVE NOT BEEN REGISTERED UNDER THE OKLAHOMA STATUTES, 1971, AS AMENDED (THE "OKLAHOMA ACT"), AND MAY NOT BE RESOLD WITHOUT BEING REGISTERED OR QUALIFIED FOR AN EXEMPTION UNDER THE OKLAHOMA ACT.

Texas Residents: The Securities offered by this Memorandum may be offered and sold only to "Accredited Investors" as defined under the TEXAS Securities Act. This Memorandum is only for your confidential use and may not be reproduced. Any action contrary to these restrictions may place you and the Company in violation of the Texas Securities Act.

Tennessee Residents: IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE U. S. SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Article 1.  Subscription

       1.1 The undersigned subscriber ("Subscriber"), intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from DIGITAL DATA NETWORKS, INC., a corporation organized under the laws of the State of Washington, U.S.A. (the "Company"), shares of the Company's Common Stock, no par value per share (the "Shares"), at a price of USD $0.08 per Share, for a purchase price of Sixteen Thousand and no/100 U.S. Dollars (USD $16,000.00) (the "Purchase Price"). This subscription is submitted to you in accordance with and subject to the terms and conditions set forth in this Subscription Agreement and pursuant to Rule 506 of Regulation D promulgated under the U.S. Securities Act of 1933, as amended (the "Securities Act"). The Subscription Agreement and Shares are sometimes referred to herein collectively as the "Securities."

       1.2 Subscriber's subscription payment, in the form of a bank check or certified check made payable to "Digital Data Networks, Inc." in the amount of the Purchase Price is delivered herewith (unless payment is being wired in accordance with the following instructions) together with two executed copies of this Subscription Agreement. In the event this subscription is not accepted, in whole or in part, by the Company, the full or ratable amount, as the case may be, Subscriber's subscription payment shall be promptly refunded to Subscriber without deduction therefrom or interest thereon. Wiring instructions are as follows:

                  Account Name & Address:   Digital Data Networks, Inc. dba
                                            The Transit Network
                                            3102 Maple Avenue, Suite 230
                                            Dallas, TX  75201
                                            214-969-7200

                  Account Number:           1290928309

                  Bank Name & Address:      Bank of America
                                            Plaza Banking Center
                                            901 Main Street
                                            Dallas, TX  75283
                                            800-299-2265

                  ABA Number:               111000025

                  Notify on Arrival:        Rick Boeglin

       1.3 In the event this subscription is accepted by the Company, in whole or in part, the Company shall deliver to Subscriber a certificate for the Shares as to which Subscriber's subscription is accepted, such certificate to be dated the date of acceptance of this subscription and to bear the legends described herein, together with a copy of this Subscription Agreement executed by the Company.

       1.4 Subscriber acknowledges and agrees that the Company did not prepare any information to be delivered to prospective investors in connection with this subscription other than the materials accompanying this Subscription Agreement, and the Company does not make any representation or warranty concerning the completeness of any information received by prospective investors. Subscriber acknowledges and agrees that prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing.

       1.5 Subscriber understands and agrees that: (1) this subscription is not subject to the Company's receiving any minimum amount of subscriptions or the escrow of any subscription payments; (2) this Subscription Agreement is not binding upon the Company until accepted by it; (3) Subscriber's subscription payment shall be available to the Company immediately after the Company's acceptance of this subscription; and (4) the Company shall have the right to accept or reject this subscription in whole or in part for any reason or for no reason.

Article 2.  Representations and Warranties of the Company

         The Company represents and warrants to, and agrees with, Subscriber as follows:

       2.1 The Company is duly organized, validly existing and in good standing under the laws of the State of Washington, U.S.A., with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary.

       2.2 The Company is authorized to issue Ten Million (10,000,000) shares of Common Stock, no par value per share, and One Million (1,000,000) shares of Preferred Stock, no par value per share.

       2.3 The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to issue, sell and deliver the Securities. This Subscription Agreement has been duly authorized by the Company, and (subject, with respect to enforceability, to the provisions of specific performance, bankruptcy and similar laws and principles of equity) when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms. The Securities have been duly authorized by the Company and (subject, with respect to enforceability, to the provisions of specific performance, bankruptcy and similar laws and principles of equity), when issued, sold and delivered in accordance with the terms of this Subscription Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

       2.4 No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Subscription Agreement or the execution, issuance, sale or delivery of the Securities (except as may be required under federal, state or provincial securities laws).

       2.5 No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Subscription Agreement or the issuance, sale and delivery of the Securities.

       2.6 The execution, delivery and performance of this Subscription Agreement and the issuance, sale and delivery of the Securities, will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject, the result of which may have a material adverse effect on the business, operations, liabilities or condition (financial or otherwise) of the Company.

Article 3.  Representations and Warranties of Subscriber

         Subscriber hereby represents, warrants and certifies to, and agrees with, the Company as follows:

       3.1 Subscriber has received, thoroughly reviewed, and understands all of the information contained in Addenda A and B described on page 2 of this Subscription Agreement, and Subscriber has had an opportunity to ask questions and to obtain all desired information regarding the Company, the Offering and this Subscription Agreement. Subscriber currently has knowledge sufficient to Subscriber, in the prudent management of Subscriber's affairs, regarding the Company and its operations and principals to justify Subscriber's submission of this Subscription Agreement to the Company. Regarding the Company, its business plans and financial condition: Subscriber has received all materials that have been requested by Subscriber, and the Company has answered all inquiries that Subscriber or Subscriber's representatives have put to it; Subscriber has had access to all additional information necessary to verify the accuracy of the information requested by Subscriber or this Subscription Agreement; and Subscriber has taken all the steps necessary to evaluate the merits and risks of an investment by Subscriber in the Securities. In making this investment decision, Subscriber has not relied on any information not provided by the Company.

       3.2 Subscriber has such knowledge and experience in finance, securities, investments and other business matters as to be able to protect Subscriber's interests in connection with this transaction, and Subscriber's investment in the Company hereunder is not material when compared to

Subscriber's total financial capacity. Subscriber has adequate means for providing for Subscriber's current needs and possible contingencies, has no need for liquidity regarding this investment, and has no reason to expect a change in Subscriber's circumstances, financial or other, that may cause or require sale of Subscriber's Securities.

       3.3 Subscriber understands the many risks of an investment in the Company and can afford to bear such risks, including, but not limited to, the risk of losing Subscriber's entire investment.

       3.4 Subscriber acknowledges that the Shares presently are quoted on the NASD Over-the-Counter Bulletin Board (OTCBB), that such market generally is thin and illiquid, and that Subscriber may find it impossible to liquidate Subscriber's investment at a time when Subscriber may desire to do so, or at any other time.

       3.5 Subscriber has been advised by the Company that: (a) the Securities have not been registered under the U.S. Securities Act of 1933, as amended ("Securities Act"), (b) the Securities are being offered and sold to Subscriber on the basis of the exemptions from registration provided by Securities Act
Section 4(2) and Regulation D promulgated under the Securities Act, (c) the Offering has not been filed with or submitted to, reviewed by, or otherwise passed on by the U. S. Securities and Exchange Commission or any other U.S. federal or state agency or self-regulatory organization where an exemption is being relied upon, and (d) the Company's reliance on the exemptions provided by Securities Act Section 4(2) and Regulation D is based in part upon the representations made by Subscriber in this Subscription Agreement. Subscriber acknowledges that Subscriber has been informed by the Company of, or Subscriber is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.

       3.6 Subscriber (or any person identified in any special instructions above) is acquiring the Securities for Subscriber's (their) own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and Subscriber (or such person) has no present intention of distributing or selling to others any of such Securities or granting any participation therein. Subscriber (or such person) has no agreement or other arrangement, formal or informal, with any person to sell, transfer, pledge or otherwise dispose of any of the Securities which would guarantee to Subscriber (or such person) any profit, or protect Subscriber (or such person) against loss, regarding the Securities, and Subscriber (or such person) has no plans to enter into any such agreement or arrangement.

       3.7 Subscriber is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Specifically, Subscriber is (check all appropriate item(s)):

________(a) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities

Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $3,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $3,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

________(b) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

________(c) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $3,000,000.

________(d) A director or executive officer of the Company.

___X____(e) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

________(f) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. If Subscriber is a California resident, Subscriber's investment in the Company will not exceed 10% of Subscriber's net worth (or, if married, joint net worth with spouse). If Subscriber is a Massachusetts resident, Subscriber's investment in the Company will not exceed 25% of Subscriber's joint net worth with spouse (exclusive of principal residence and its furnishings).

________(g) A trust, with total assets in excess of $3,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act (i.e., a purchaser not an Accredited Investor who either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that the purchaser is capable of evaluating the merits and risks of the prospective investment).

________(h) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, Subscriber must identify each equity owner and provide statements signed by each equity owner demonstrating how each qualifies as an accredited investor.)

         3.8 If Subscriber is a natural person, Subscriber is: a bona fide resident of the State contained in Subscriber's address set forth on the signature page of this Agreement as Subscriber's residence address; at least 21 years of age; and legally competent to execute this Agreement. If Subscriber is an entity other than a natural person, Subscriber is duly authorized to execute this Agreement, and this Agreement, when executed and delivered by Subscriber, will constitute Subscriber's legal, valid and binding obligation, enforceable against Subscriber in accordance with its terms; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of Subscriber.

         3.9 Subscriber acknowledges the Securities will be subject to a stop transfer order and the certificate or certificates evidencing the Securities will bear the following or a substantially similar legend and such other legends as may be required by other applicable securities laws (if any):

                   "These Securities have not been registered under the Securities Act of 1933, as amended. Such Securities may be sold or offered for sale, transferred, hypothecated or otherwise assigned only pursuant to registration under such Act or pursuant to an available exemption from registration supported by an opinion reasonably acceptable to the Company by counsel reasonably acceptable to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."


         3.9 Subscriber agrees that Subscriber will not offer or resell the Securities unless: (a) resale of such Securities is registered under the Securities Act, or (b) an exemption from registration is available under the Securities Act.

         3.10 Subscriber is acquiring the Securities for Subscriber's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and Subscriber has no present intention of distributing or selling to others any of such Securities or granting any participation therein. Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer, pledge or otherwise dispose of any of the Securities which would guarantee to Subscriber any profit, or protect Subscriber against loss, regarding the Securities, and Subscriber has no plans to enter into any such agreement or arrangement.

         3.11 It never has been represented, guaranteed or warranted to Subscriber by the Company, or its principals, including any of the officers, directors, shareholders, partners, employees or agents of either, or any other persons, whether expressly or by implication, that:

               (a) the Company or Subscriber will realize any given percentage of profits or amount or type of consideration, profit or loss as a result of the Company's activities or Subscriber's investment in the Company; or

               (b) the past performance or experience of the management of the Company, or of any other person, in any way indicates the predictable results of ownership of the Securities or of the Company's activities.

         3.12 Subscriber understands that the net proceeds from all paid and accepted subscriptions will be used for Company purposes, and that the Securities to be issued hereunder will not be secured by any collateral. Further, the Company may, in its sole discretion, reject this subscription or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of other investors' subscriptions.

         3.13 The representations, warranties, certifications and agreements made by Subscriber herein are true and correct and shall survive the execution and delivery of this Subscription Agreement and the purchase and receipt of the Securities.

Article 4.  Indemnification

         Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the terms of this Subscription Agreement, including, but not limited to, the representations, warranties, certifications and agreements made by Subscriber in Article 3 hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and each officer, director, employee, agent and controlling person thereof, past, present or future, from and against any and all claims, loss, damage, liability, costs and expenses, including without limitation reasonable attorneys' fees and expenses, due or relating to or arising out of a breach, inaccuracy or inadequacy of any such representation, warranty, certification or agreement or of any other term of this Subscription Agreement.

Article 5.  General Provisions

         5.1 Neither this Subscription Agreement, nor any of Subscriber's interest herein, shall be assignable or transferable by Subscriber in whole or in part except by operation of law.

         5.2 All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed to Subscriber at the address set forth below and to the Company at the address set forth below, or shall be delivered by facsimile transmission with a copy by first class mail, postage prepaid, to the other party at his/its address set forth below. Notices hand delivered shall be deemed given upon receipt and notices sent by mail shall be deemed given on the fifth business day following deposit in the mail, first class airmail postage prepaid. Notices delivered by facsimile transmission shall be deemed given one business day following the day of transmission, provided that the sender has confirmation of receipt of transmission and mails a copy by first class mail, postage prepaid, addressed to the other party at his/its address below.

         5.3 This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Washington, U.S.A., as in effect for contracts made and to be performed in the State of Washington. Subscriber hereby submits to the jurisdiction of the courts of or located in the State of Washington for all purposes relating to this Subscription Agreement, the Securities and Subscriber's interest in the Company, and such courts shall have exclusive jurisdiction relating thereto.

         5.4 This Subscription Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof and may be amended only by a writing executed by both parties.

         5.5 This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.


         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year this subscription is accepted by the Company as set forth below.

Signature of/for Subscriber(s):              Signature of/for Any Co-Subscriber:


/s/   Steven Adelstein
------------------------------------------ ------------------------------------
Steven Adelstein
------------------------------------------ ------------------------------------
Print Name of Signatory Here                Print Name of Any Co-Signatory Here

Subscriber's Mailing Address:                        Type of Ownership:

  624 W. Tropical Way
-----------------------------------------       Individual            -----X----
Street and Number                                     Community
                                                      Property        ---------
 Plantation                                     Tenants in
-----------------------------------------
City or Town                                          Common          ---------
                                                      Joint Tenants
 FL                          33317                    With Rights
-----------------------------------------             of Survivorship ---------
State             Country  Zip Code                   Partnership     ---------
                                                      Corporation     ---------
                                                      Custodial Account -------
-----------------------------------------             Other (explain)  --------
U.S. Social Security or other

Tax Number of Subscriber


Facsimile Number:  (954) 745-0078
--------------------------------------------

                            CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an Entity)


         I,_____________________________ , am the ______________________________
of __________________________________________ (the "Entity"). I hereby certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities on behalf of the Entity, and I further certify that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this _____ day of ________________, 2002.



                                          -------------------------------------
                                          (Signature)



                                   ACCEPTANCE

         DIGITAL DATA NETWORKS, INC., a corporation organized under the laws of the State of Washington, U.S.A., hereby accepts the foregoing subscription subject to the terms and conditions of this Subscription Agreement this 25th day of July, 2002.


                                    DIGITAL DATA NETWORKS, INC.



                                    By:      /s/  Donald B. Scott, Jr.
                                    ----------------------------------------
                                    Donald B. Scott, President

                                    Address: 3102 Maple Avenue, Suite 230
                                             Dallas, Texas  75201

                                    Facsimile Number: 214-969-7238

                                   ADDENDUM A

                                  RISK FACTORS


         Securities of the Company involve a high degree of risk and should be regarded as speculative. In addition to matters set forth elsewhere, potential subscribers should carefully consider the risk factors described below relating to the business of the Company and the Offering.

1.  History; Financial Condition, Liquidity and Going Concern

         The Company began operation in October 1988 as Transit Information Systems, Inc. and the present name was adopted in July 1995. The Company also operates as The Transit Network under an assumed name certificate.

         The Company has a contract to provide services with the Dallas Area Rapid Transit ("DART"), which was extended for one year and which now expires in October 2002. If DART wishes to continue having a digital information network on its vehicles, as the Company believes it does, DART must solicit new proposals for this project via a Request for Proposal ("RFP"), or extend the Company's existing contract again. If DART does issue an RFP, the Company intends to respond to the RFP and hopes to enter into a new contract in order to continue providing services to DART. However, there can be no assurance that the Company will be the successful bidder or that a new contract would have terms similar to the current contract. As noted in an explanatory paragraph in the report of Independent Certified Public Accountants on the Company's annual audited consolidated financial statements included in the Annual Report, these conditions raise substantial doubt about the Company's ability to continue as a going concern.

         The Company continues to experience net losses and negative cash flows from operations, and has an accumulated deficit at March 31, 2002 of approximately $13.6 million and a negative working capital position. The ability of the Company to generate positive cash flows from operations and net income, is dependent, among other things, on market conditions, the recovery of recorded assets, cost control, maintaining existing revenue-producing activities, identifying and securing additional revenue sources, and the Company's ability to raise capital under acceptable terms. The Company has pursued merger possibilities and continues to do so. While the Company has had some successes in these endeavors in the past, there can be no assurance that its efforts will be successful in the future. In the event that the Company is unsuccessful in these endeavors, it will have a material adverse effect on the Company.

2.  Significant Capital Requirements; Need for Additional Financing

         The Company's capital requirements are and will continue to be significant, as the Company may incur additional, significant operating losses in the future. The Company anticipates, based on management's internal forecasts and assumptions relating to its operations, that the Company's current cash resources will be insufficient to satisfy the Company's contemplated cash requirements, and the Company may be required to seek additional financing sooner than currently anticipated. There can be no assurance that the Company will be able to obtain additional financing on terms acceptable to the Company. If additional revenue sources or cash infusions are not realized, the Company may need to dramatically change its business plan, sell or merge its business, or face bankruptcy. To the extent that any financing involves the sale of the Company's equity securities, the interests of the Company's then existing shareholders could be substantially diluted.

3.  Potential Fluctuations in Quarterly Results

         The Company may experience significant fluctuations in future quarterly operating results and uses of cash that may be caused by many factors, some of which are outside of the Company's control.

4.  Uncertainty of New Product Development and Other Technological Factors

         The Transit Network's wireless communications systems are subject to rapidly changing technology and evolving industry standards which could result in product obsolescence or short product life cycles. The Company believes that its future success will depend on its ability to anticipate and respond to such changes. The Company continues to work to refine and improve both the hardware and software components of these systems. Continued system refinement and improvement efforts remain subject to the risks inherent in product development, including unanticipated technical and other problems which could result in material delays and/or increased costs. Additionally, there can be no assurance that other parties with financial resources far greater than those of the Company will not develop technologies or products that render the Company's products obsolete or less marketable.

5.  Developing Markets; Unproven Acceptance of the Company's Products

         The markets for the Company's technologies and products continue to develop. Demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty and risk. Because the markets for the Company's technologies and products are still evolving, it is difficult to predict the future growth rate, if any, and size of this market. There is no assurance either that the markets for the Company's technologies and products will become sustainable. If the markets fail to develop, develop more slowly than expected or becomes saturated with competitors, or if the Company's technologies and products do not achieve or sustain market acceptance, the Company's business, results of operations and financial condition will be materially and adversely affected.

6.  Substantial Dependence Upon Third Parties

         The Company depends substantially upon third parties for several critical elements of its business including, among others, the manufacturing and maintenance of its hardware.

7.  Dependence Upon Key Personnel

         The success of the Company will be largely dependent upon the personal efforts of certain personnel. Competition for qualified employees is intense, and the loss of key personnel or the inability to attract and retain the additional highly skilled employees required for the Company's activities could adversely affect its business. There can be no assurance that the Company will be able to hire or retain such necessary personnel.

8.  Financial Information

         The financial position of the Company and its operating costs and activities could change materially in a very short period of time. The Company's audited financial statements reflect the results of operations for the year ended December 31, 2001. Readers are cautioned not to utilize the financial information provided to predict future operating performance.

9.  Competition

         The Company operates its digital information network pursuant to a contract with DART. The advertising industry is intensely competitive. The Company competes for advertising dollars with all advertising and promotional channels, including television, radio, magazines, newspapers, outdoor and direct mailings. Management believes that its primary competition is radio and newspapers, which charge rates significantly higher than those charged by the Company. The Company believes that the primary basis for competition in the advertising industry is price and value, although other factors such as market coverage, audience demographics, and time and cost of production are also of importance. Other parties, some with financial resources far greater than the Company's, may enter the market, making it more difficult to compete for advertising dollars.


10.  Government Regulation

         The Company is not currently subject to direct regulation by the Federal Communications Commission or any other agency, other than regulations applicable to businesses generally. Changes in the regulatory environment relating to commerce on or access to the Internet, including regulatory changes which directly or indirectly affect telecommunication costs or increase the likelihood or scope of competition, could have an adverse effect on the Company's business. The Company cannot predict the impact, if any, that future regulation or regulatory changes may have on its operations.

11.  Absence of Dividends; Dividend Policy

         The Company has never paid dividends on its Common Stock and does not anticipate paying any dividends on its Common Stock in the foreseeable future. The declaration and payment of dividends by the Company are subject to the discretion of the Company's Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements, if any, and such other factors as the Board of Directors may deem relevant.

12.  Lack of Liquidity of Investment

         The Shares have not been registered under the Securities Act or qualified under applicable state or other securities laws and regulations. The Shares may not be resold or otherwise transferred unless they are registered under the Securities Act or unless exemptions from the registration and qualification requirements are available and the Company receives an opinion of counsel acceptable to it that such registration and qualification is not required. Therefore, an investor may be unable to liquidate an investment in the Shares. The certificates evidencing the Shares will bear a legend referring to these restrictions on transfer. Purchasers of the Shares should be aware that they will be required to bear the financial risks of their investment for an indefinite period of time.

13.  Denial of Cumulative Voting and Preemptive Rights; Lack of Control

         Holders of the Common Stock have no preemptive rights in connection with such securities. The security holders may be further diluted in their percentage ownership of the Company if additional securities are issued by the Company in the future. Cumulative voting in the election of directors is prohibited. Accordingly, the holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will be able to elect all the members of the Company's board of directors.

14.  Authorization of Preferred Stock

         The Company's Restated Articles of Incorporation, as amended, authorize the issuance of 1,000,000 shares of preferred stock with such designations, rights and preferences as may be determined from time to time by the board of directors, without shareholder approval. In the event of issuance, the preferred stock could be utilized under certain circumstances as a method of discouraging, delaying or preventing a change in control of the Company. At present the Company has no particular plans to issue any shares of its preferred stock.

                                   ADDENDUM B

                              SUMMARY OF PLACEMENT


The Placement

         The Company is offering a total of One Million Two Hundred Fifty Thousand shares of common stock (1,250,000) at a purchase price of $0.08 per share for a total offering amount of One Hundred Thousand and no/100 Dollars (USD$100,000). The Subscription is being offered inside the United States to persons who are "accredited investors." The Company reserves the right to reject any subscription, in whole or in part, in its sole discretion for any reason or no reason. The Subscription is offered subject to prior sale and subject to approval of certain legal matters by counsel for the Company.

         The Offering is being made inside the United States pursuant to exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended ("Securities Act") and Rule 506 of Regulation D promulgated thereunder. Persons desiring to purchase the Shares must execute the form of Subscription Agreement prepared for use in connection with the Offering. The Company is paying all expenses of the Offering, except that investors desiring to engage separate counsel or other experts in connection with their investment must pay their own expenses therefor.

         The Offering has no escrow or minimum sale requirements that must be met before the Company can utilize the proceeds from subscriptions. Subscription payments will be transferred into the Company's account upon acceptance of subscriptions. The Company will utilize every dollar so received, thus increasing the risk of loss to investors if inadequate subscriptions are received.

Use of Proceeds

         Proceeds from the Offering will be used primarily to fund the Company's operation, including general and administrative expenses, working capital and other general corporate purposes. The expenses of the Offering are estimated to be approximately $10,000.

Eligible Investors

         Subscriptions will be accepted only from persons who are "accredited investors" as defined by Rule 501(a) of Regulation D.

Opportunity to Make Inquiries

         The Company is making available to each offeree, prior to the sale of the Securities, an opportunity to ask questions and to receive answers from the Company concerning any aspect of the investment, and to obtain any additional information to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense.

Restrictions on Transferability of Securities

         The Securities have not been registered under the Securities Act or the laws of any state or other jurisdiction. Resales of Securities purchased by persons who are not U.S. Persons may be made pursuant to Regulation S, but may be subject to restrictions imposed by the laws of other jurisdictions. Securities purchased in the United States will be "restricted securities" under Rule 144 promulgated under the Securities Act and may be resold only pursuant to registration under the Securities Act or an exemption therefrom, which exemption may include Rule 144. Rule 144 permits public resale of restricted securities generally only after they have been held for one year and subject to compliance with various other provisions of Rule 144. Hedging transactions relating to the Securities may be conducted only as permitted by the Securities Act. Certificates for the Securities will bear appropriate legends reflecting applicable restrictions on their transferability.


                            Outstanding Common Stock

         Assuming sale of the Shares, the outstanding Common Stock of the Company, after the closing of this Offering, would be as follows:

                                     As Adjusted for Offering and Full Dilution

                                                 Shares of            Percent
                                                 Common Stock         of Total
                                                 ------------         ---------
Common Stock outstanding at July 10, 2002        2,452,641             56 %

     Shares this Offering                        1,250,000             29 %

     Total outstanding                           3,702,641             85 %

     Stock Options, Warrants and commitments       661,757 1           15 %

     Total (fully diluted)                       4,364,398 2           100.0 %
                                                                       =======




                                 Capitalization

         The following table sets forth the unaudited capitalization of the Company at July 10, 2002, and as adjusted to give effect to sale by the Company of the Shares (in thousands):


                                                  At July 10, 2002
                                     ------------------------------------------
                                           Actual               As Adjusted*
                                     --------------------      ---------------
Shareholders' Equity (Deficit)
     Common Stock                    $        13,402           $         13,492
     Accumulated Deficit                     (13,592) 3                 (13,592)
                                     ----------------          ----------------
Total Shareholders' Equity (Deficit) $          (190)          $           (100)
                                     ===================       ================

*As adjusted for issuance of 1,250,000 shares of Common Stock from the current


                       Dilution in Book Value TO investors


         At July 10, 2002, there were 2,452,641 shares of Common Stock outstanding and book value (shareholders' equity) of the Company was ($190,000), or ($0.08) per share, determined on the basis of including accumulated deficit at March 31, 2002. Assuming that the Offering is sold in its entirety, pro forma book value of the Company at such date would have been ($100,000), or ($0.03) per share. Subscribers who purchase Securities in the Offering would experience dilution as of July 10, 2002 as follows:

         Price per Common Share (maximum price)            $   0.08

         Book Value per share
         at July 10, 2002                                 ($   0.08)

         Increase in Book Value per share
         attributable to this Offering                     $   0.05

         Book Value per share (Primary),
         as adjusted for the offering                     ($  0.03)

         Dilution to Investors in the Offering             $  0.05      or   62%

--------
     1 Includes all options to acquire shares of Common Stock, whether or not currently exercisable. The Company has granted options to purchase a total of 443,801 shares of Common Stock to the directors and officers of the Company. The exercise prices of the options vary between $0.07 and $9.93 per share; they vest over various periods and, when exercised, will cause dilution to the Company's investors. Upon request, the Company will make available additional information regarding the Company's stock option plan, number of granted options, exercise prices and vesting schedules.


     2    Includes the options described in Footnote 1 above.


     3 Accumulated deficit is as of March 31, 2002, the date of the most recently available financial statements.